Exhibit 10.1


                         Supplemental Agreement No. 45

                                      to

                          Purchase Agreement No. 1810

                                    between

                              THE BOEING COMPANY

                                      and

                             SOUTHWEST AIRLINES CO.



            Relating to Boeing Model 737-7H4 Aircraft (the Aircraft)



     THIS SUPPLEMENTAL AGREEMENT, entered into as of June 9, 2005, by and between THE BOEING COMPANY, a Delaware corporation with principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with principal offices in Dallas, Texas (Buyer);

     WHEREAS, the parties hereto entered into Purchase Agreement No. 1810 dated January 19, 1994, relating to Boeing Model 737-7H4 aircraft (the Agreement) and;

     WHEREAS, Buyer has agreed to exercise one (1) October 2006 Block U-W Option Aircraft (as Block T-W Aircraft) and;

     WHEREAS, Boeing agreed to provide further business considerations relating the Aircraft and;

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1. The Table of Contents of the Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Agreement by this reference.

2. Table 1 is deleted in its entirety and replaced by a new Table 1 which is attached hereto and is incorporated into the Agreement by this reference.

***Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.



P.A. No. 1810	               SA-45-2
K/SWA

3. Table 2 is deleted in its entirety and replaced by a new Table 2 which is attached hereto and is incorporated into the Agreement by this reference.


  NOTE - Buyer now has fifty-three (53) 'banked' Rollover Option Aircraft as a result of the option exercises covered by Supplemental Agreement No. 21, 23, 24, 26, 27, 28, 29, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42,
  43, 44 and 45 that may be converted to Option Aircraft at a future date subject to the terms of Letter Agreement No. 6-1162-RLL-933R19.

4. Letter Agreement No. 6-1162-JMG-669R5 entitled "Special Matters" is deleted in its entirety and replaced by Agreement No. 6-1162-JMG-669R6 entitled "Special Matters" attached hereto and is hereby incorporated into the Agreement by this reference.

5. All references in the Letter Agreements associated with Purchase Agreement No. 1810 shall be deemed to refer to the purchase by Buyer of two hundred eighty-nine (289) Model 737-7H4 Aircraft, thirty-four (34) Model 737-7H4 Option Aircraft and two hundred seventeen (217) Model 737-7H4 Rollover Option Aircraft, to the extent such reference is not specifically addressed herein.

6. The Advance Payments due upon signing assuming execution of this Supplemental Agreement on or before June 30, 2005 are:

  *** for one (1) October 2006 aircraft

Buyer will pay the *** directly to Boeing on or before Thursday, June 30, 2005.

The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY			SOUTHWEST AIRLINES CO.



By: /s/ Nobuko Wiles                By:  /s/ Laura Wright

Its:    Attorney-In-Fact            Its: Senior Vice President
                                         Finance & CFO









P.A. No. 1810                SA-45-1
K/SWA

                               TABLE OF CONTENTS


                                                        Page            SA
                                                      Number        Number
ARTICLES


1.    Subject Matter of Sale                             1-1         SA-13

2.    Delivery, Title and Risk of Loss                   2-1         SA-28

3.    Price of Aircraft                                  3-1         SA-28

4.    Taxes                                              4-1

5.    Payment                                            5-1

6.    Excusable Delay                                    6-1

7.    Changes to the Detail Specification                7-1          SA-1

8.    Federal Aviation Requirements and
      Certificates and Export License                    8-1

9.    Representatives, Inspection,
      Flights and Test Data                              9-1

10.   Assignment, Resale or Lease                       10-1

11.   Termination for Certain Events                    11-1

12.   Product Assurance; Disclaimer and
      Release; Exclusion of Liabilities;
      Customer Support; Indemnification
      and Insurance                                     12-1

13.   Buyer Furnished Equipment and
      Spare Parts                                       13-1

14.   Contractual Notices and Requests                  14-1

15.   Miscellaneous                                     15-1







P.A. No. 1810                   i
K/SWA                                                             SA-45

                     TABLE OF CONTENTS CON'T


                                                                        SA
                                                                    Number
TABLE

1.    Aircraft Information Table                                     SA-45

2.    Option Aircraft Information Table                              SA-45

EXHIBITS


A     Aircraft Configuration                                         SA-36

B     Product Assurance Document                                      SA-1

C     Customer Support Document

D     Price Adjustments Due to
      Economic Fluctuations - Aircraft                               SA-13

E     Buyer Furnished Equipment
      Provisions Document

F     Defined Terms Document





LETTER AGREEMENTS


1810-1      Waiver of Aircraft Demonstration Flight

P.A. No. 1810                   ii
K/SWA                                                             SA-45

                     TABLE OF CONTENTS CON'T

                                                                        SA
                                                                    Number
RESTRICTED LETTER AGREEMENTS


6-1162-RLL-932R2  Promotional Support                                SA-13

6-1162-RLL-933R19 Option Aircraft                                    SA-28

6-1162-RLL-934R3  Disclosure of Confidential                         SA-14
                  Information

6-1162-RLL-935R1  Performance Guarantees                              SA-1

6-1162-NIW-890    ***                                                SA-39


6-1162-RLL-936R4  Certain Contractual Matters                         SA-4

6-1162-RLL-937    Alternate Advance Payment Schedule

6-1162-RLL-938    ***

6-1162-RLL-939R1  Certification Flight Test Aircraft                  SA-1

6-1162-RLL-940R1  Training Matters                                    SA-1

6-1162-RLL-941R2  Other Matters                                      SA-13

6-1162-RLL-942    Open Configuration Matters

6-1162-RLL-943R1  Substitution Rights                                 SA-6

6-1162-RLL-944    Airframe Maintenance Material Cost
                  Protection Program

6-1162-RLL-945    Comparison of 737-7H4 and 737-3H4
                  Block Fuel Burn

6-1162-RLL-1855R3 Additional Contractual Matters                      SA-4

6-1162-RLL-1856   ***                                                 SA-1

6-1162-RLL-1857   Service Ready Validation Program                    SA-1
                  Field Test

6-1162-RLL-1858R1 Escalation Matters                                  SA-4

P.A. No. 1810                   iii
K/SWA                                                             SA-45

                     TABLE OF CONTENTS CON'T


                                                                        SA
                                                                    Number
RESTRICTED LETTER AGREEMENTS


6-1162-RLL-2036  Amortization of Costs for
                 Customer Unique Changes                              SA-1

6-1162-RLL-2037  Reconciliation of the Aircraft                       SA-1
                 Basic Price

6-1162-RLL-2073  Maintenance Training Matters                         SA-1

6-1162-KJJ-054   Business Matters                                    SA-13

6-1162-KJJ-055R1 Structural Matters                                  SA-25

6-1162-KJJ-056   Noise and Emission Matters                          SA-13

6-1162-KJJ-057   Product Development Matters                         SA-13

6-1162-KJJ-058   Additional Substitution Rights                      SA-13

6-1162-KJJ-150   Flight Control Computer & Mode                      SA-14
                 Control Panel Spares Matter

6-1162-MSA-185R3 Delivery Change Contractual                         SA-21
                 Matters

6-1162-JMG-669R6 Special Matters                                     SA-45

6-1162-JMG-747R1 ***                                                 SA-36

6-1162-CHL-217   Rescheduled Flight Test Aircraft                    SA-32

6-1162-NIW-606R1 ***                                                 SA-36

6-1162-NIW-640   ***                                                 SA-35


6-1162-NIW-889   Warranty - Exterior Color Schemes                   SA-39
                 and Markings for YA143 and on

6-1162-NIW-1142  ***                                                 SA-43
















P.A. No. 1810                   iv
K/SWA                                                             SA-45

                                   Table 1 to
                           Purchase Agreement No. 1810
                           Aircraft Information Table



                      Base Aircraft     Special     Aircraft Basic   Base Year
                            Price       Features         Price       Dollars
Block A, B, C, D & E       ***            ***             ***        July 1992
Aircraft
Block F & G Aircraft       ***            ***             ***        July 1992
Block H Aircraft           ***            ***             ***        July 1992
Block I Aircraft           ***            ***             ***        July 1992
Block J Aircraft           ***            ***             ***        July 1992
Block K Aircraft           ***            ***             ***        July 1992
Block K-W Aircraft         ***            ***             ***        July 1992
Block L Aircraft           ***            ***             ***        July 1992
Block T Aircraft           ***            ***             ***        July 1999
Block T-W Aircraft         ***            ***             ***        July 1999


Block K-W Aircraft: Block K airplanes with production winglets installation

Block T-W Aircraft: Block T airplanes with production winglets installation



























SWA                           Page 1                               SA-45

                             Table 1 to
                     Purchase Agreement No. 1810
                     Aircraft Information Table



                                                     Escalation Estimate
Delivery         Number of          Aircraft          Adv Payment Base
  Date           Aircraft            Block             Price Per A/P
Dec-2000            2                  E                   ***
Jan-2001            1                  E                   ***
Feb-2001            1                  E                   ***
Mar-2001            2                  E                   ***
Jun-2001            3                  E                   ***
Sep-2001            3                  E                   ***
Oct-1998            1                  F                   ***
Nov-1998            2                  F                   ***
Dec-1998            2                  F                   ***
Mar-1999            2                  G                   ***
Jun-1999            2                  H                   ***
Jul-1999            1                  H                   ***
Aug-1999            1                  H                   ***
Sep-1999            2                  H                   ***
Oct-1999            1                  H                   ***
Mar-2000            1                  H                   ***
Apr-2000            2                  H                   ***
Sep-2000            1                  H                   ***
Oct-2000            2                  H                   ***
Mar-2001            2                  H                   ***
Apr-2001            1                  H                   ***
Oct-2001            3                  H                   ***
Nov-2001            2                  I                   ***
Dec-2001            1                  I                   ***
Jan-2002            1                  I                   ***
Mar-2002            4                  I                   ***
Apr-2002            2                  I                   ***
Dec-2002            2                  I                   ***
May-2003            1                  I                   ***
Jun-2003            2                  I                   ***
Jul-2003            1                  I                   ***
Aug-2003            1                  I                   ***
Sep-2003            3                  I                   ***
Nov-2002            1                  J                   ***
Dec-2002            1                  J                   ***
Nov-2003            2                  J                   ***
Dec-2003            2                  J                   ***
Mar-2004            1                  J                   ***
Mar-2004            1                  K                   ***
Apr-2004            3                  K                   ***
May-2004            1                  K                   ***
Jun-2004            2                  K                   ***
Jul-2004            2                  K                   ***
Sep-2004            1                  K-W                 ***
Oct-2004            4                  K-W                 ***
Oct-1999            1                  L                   ***
Nov-1999            2                  L                   ***
Dec-1999            1                  L                   ***
Jun-2000            3                  L                   ***
Jul-2000            3                  L                   ***
Sep-2000            1                  L                   ***
Oct-2000            1                  L                   ***
Nov-2000            4                  L                   ***
Dec-2000            1                  L                   ***
Jan-2001            1                  L                   ***
Feb-2001            1                  L                   ***
Jul-2001            1                  L                   ***
Sep-2001            1                  L                   ***
Oct-2001            1                  L                   ***
Mar-2003            2                  L                   ***
Jul-2003            1                  L                   ***
Aug-2003            2                  L                   ***
Nov-2001            1                  T                   ***
Feb-2002            1                  T                   ***
Jan-2004            2                  T                   ***
Feb-2004            1                  T                   ***
Apr-2004            3                  T                   ***
May-2004            1                  T                   ***
Jun-2004            6                  T                   ***
Jul-2004            2                  T                   ***
Aug-2004            6                  T-W                 ***
Sep-2004            4                  T-W                 ***
Oct-2004            0                  T-W                 ***
Nov-2004            3                  T-W                 ***
Dec-2004            3                  T-W                 ***
Jan-2005            5                  T-W                 ***
Feb-2005            3                  T-W                 ***
Mar-2005            4                  T-W                 ***
Apr-2005            4                  T-W                 ***
May-2005            2                  T-W                 ***
Jun-2005            4                  T-W                 ***
Jul-2005            2                  T-W                 ***
Aug-2005            2                  T-W                 ***
Sep-2005            3                  T-W                 ***
Oct-2005            2                  T-W                 ***
Nov-2005            2                  T-W                 ***
Dec-2005            1                  T-W                 ***
Jan-2006            1                  T-W                 ***
Feb-2006            4                  T-W                 ***
Mar-2006            3                  T-W                 ***
Apr-2006            2                  T-W                 ***
May-2006            5                  T-W                 ***
Jun-2006            5                  T-W                 ***
Jul-2006            3                  T-W                 ***
Aug-2006            3                  T-W                 ***
Sep-2006            3                  T-W                 ***
Oct-2006            1                  T-W                 ***
Nov-2006            2                  T-W                 ***
Dec-2006            2                  T-W                 ***
Jan-2007            2                  T-W                 ***
Feb-2007            3                  T-W                 ***
Mar-2007            2                  T-W                 ***
Apr-2007            2                  T-W                 ***
May-2007            2                  T-W                 ***
Jun-2007            2                  T-W                 ***
Jul-2007            2                  T-W                 ***
Aug-2007            2                  T-W                 ***
Sep-2007            2                  T-W                 ***
Oct-2007            2                  T-W                 ***
Nov-2007            2                  T-W                 ***
Dec-2007            2                  T-W                 ***
Jan-2008            1                  T-W                 ***
Feb-2008            1                  T-W                 ***
Mar-2008            1                  T-W                 ***
Apr-2008            1                  T-W                 ***
May-2008            1                  T-W                 ***
Jun-2008            1                  T-W                 ***

                   Table 2 to Purchase Agreement No. 1810
                  (Letter Agreement No. 6-1162-RLL-933R19)
                     Option Aircraft Information Table



Price Description of Option Aircraft:
                     Base Aircraft   Special    Aircraft Basic    Base Year
                         Price       Features       Price          Dollars
Block U Option            ***          ***           ***           July 1999
Aircraft
(without Winglets)
Block U-W Option          ***          ***           ***           July 1999

Aircraft
(with Winglets)

Delivery of Rollover Option Aircraft:

Year of       Number of       Option Aircraft Block
Delivery       Option
              Aircraft
2007         Twenty (20)        Q
2008         Twenty (20)        R
2009         Six (6)            S
2009-        One Hundred        V
2012         Seventy-One
                (171)

Remaining Option                     34
Aircraft:

















SWA                             Page 1                           SA-45

                   Table 2 to Purchase Agreement No. 1810
                  (Letter Agreement No. 6-1162-RLL-933R19)
                     Option Aircraft Information Table


                                            Adv Payment
Aircraft      Number of        Option          Base
Delivery       Option          Aircraft      Price Per
Mo. & Yr.     Aircraft          Block     Option Aircraft   Option Exercise
Apr-2007         1               U-W             ***         December 1, 2005
May-2007         1               U-W             ***         January 1, 2006
Jun-2007         1               U-W             ***         February 1, 2006
Jul-2007         1               U-W             ***         March 1, 2006
Aug-2007         1               U-W             ***         April 1, 2006
Sep-2007         1               U-W             ***         May 1, 2006
Oct-2007         1               U-W             ***         June 1, 2006
Nov-2007         1               U-W             ***         July 1, 2006
Dec-2007         1               U-W             ***         August 1, 2006
Jan-2008         2               U-W             ***         September 1, 2006
Feb-2008         3               U-W             ***         October 1, 2006
Mar-2008         2               U-W             ***         November 1, 2006
Apr-2008         2               U-W             ***         December 1, 2006
May-2008         2               U-W             ***         January 1, 2007
Jun-2008         2               U-W             ***         February 1, 2007
Jul-2008         2               U-W             ***         March 1, 2007
Aug-2008         2               U-W             ***         April 1, 2007
Sep-2008         2               U-W             ***         May 1, 2007
Oct-2008         2               U-W             ***         June 1, 2007
Nov-2008         2               U-W             ***         July 1, 2007
Dec-2008         2               U-W             ***         August 1, 2007

6-1162-JMG-669R6


Southwest Airlines Co.
P.O. Box 36611 - Love Field
Dallas, Texas  75235

Subject:    Special Matters


This Letter Agreement amends Purchase Agreement No. 1810 dated as of January 19, 1994 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737 aircraft:

   1) ***
   2) ***

All terms used and not defined herein will have the same meaning as in the Agreement.

1.    ***



2.    ***





3.    ***



4.    ***


5.    ***



6.    ***



7.    ***


8.    ***



9.    ***

P.A. No. 1810                                                       SA-45
K/SWA

Southwest Airlines Co.
6-1162-JMG-669R6


10.   ***



11.   Confidential Treatment.

Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement No. 6-1162-RLL-934, as amended.
Very truly yours,

THE BOEING COMPANY



By /s/ Nobuko Wiles

Its Attorney-In-Fact


ACCEPTED AND AGREED TO this

date: June 9, 2005

SOUTHWEST AIRLINES CO.



By /s/ Laura Wright

Its SVP Finance & CFO


P.A. No. 1810
K/SWA                                                                SA-45

Southwest Airlines Co.
Attachment A to 6-1162-JMG-669R6


***













































P.A. No. 1810
K/SWA                                                                SA-45